Company Overview January 2019 Exhibit 99.1

Notice regarding forward-looking statements These slides and the accompanying oral presentation (the “Presentation”) include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on current expectations, estimates and projections based on information currently available to management. These forward-looking statements include, among others, statements relating to our GAAP and non-GAAP guidance as of November 6, 2018, including our estimates of 2018 and 2019 revenue, adjusted EBITDA, net income, non-GAAP net income, operating income and related margin expectations; our expectations regarding the impact of competitive bidding and decreasing reimbursement rates on both our rental revenue and the oxygen therapy market generally; the size and estimates of growth in the oxygen therapy market; our hiring expectations for our Cleveland facility; product development and product launch expectations; and our expectations for positive cash flow and our needs for additional capital. All statements other than statements of historical facts contained in this Presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, plans and objectives of management for future operations, and future results of current and anticipated products are forward-looking statements. Forward-looking statements are typically identified by words like “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “forecast,” “budget,” “pro forma,” and similar terms. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that we will not realize anticipated revenue; the impact of reduced reimbursement rates; the possible loss of key employees, customers, or suppliers; and intellectual property risks if we are unable to secure and maintain patent or other intellectual property protection for the intellectual property used in our products. In addition, our business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of our products; our ability to successfully launch new products and applications; competition; our sales, marketing and distribution capabilities; our planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; risks related to our recent data security incident, remediation measures, and potential claims; seasonal variations; unanticipated increases in costs or expenses; and risks associated with international operations. The known risks and uncertainties are described in detail under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ending December 31, 2017. Additional information is also set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and our subsequent reports filed with the SEC. Accordingly, our actual results may materially differ from our current expectations, estimates and projections. Unless otherwise specified herein, forward-looking statements represent our management’s beliefs and assumptions only as of our November 6, 2018 earnings release, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. For more complete information about Inogen, Inc., please read our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other documents that we have filed and may file from time to time with the SEC. These documents can be obtained by visiting EDGAR on the Securities and Exchange Commission Web site at www.sec.gov. Use of Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures as defined by SEC rules. The non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management believes that non-GAAP financial measures, taken in conjunction with U.S. GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of Inogen's core operating results. Management uses non-GAAP measures to compare Inogen's performance relative to forecasts and strategic plans, to benchmark Inogen's performance externally against competitors, and for certain compensation decisions. Because the non-GAAP measures included in this presentation relate to future periods, we are unable to provide a quantitative reconciliation of these non-GAAP financial measures without unreasonable effort as a result of the uncertainty regarding, and the potential variability of, the amounts of interest income, interest expense, depreciation and amortization, stock-based compensation, provisions for income taxes, and certain other infrequently occurring items, such as acquisition related costs, that may be incurred in the future.

Inogen POC offers freedom and mobility Stationary oxygen concentrator + Regular oxygen tank delivery Delivery Model Inogen Model 2.8 pounds (single battery) Run time up to 5 hours with a double battery A/C adaptable Conforms to all applicable FAA requirements Suitable for overnight use Portable oxygen concentrator (POC) Inogen® offers a single solution, freedom and independence Inogen One G4®

Traditional O_2 therapy challenged by market dynamics

	Traditional O_2	Inogen	Relevance today
Enables Quality of Life	✗	✓	▪ Baby boomer expectations ▪ Co-pays ↑ → ↑ Consumer involvement in healthcare decisions
Cost effective	✗	✓	▪ ~50% reduction to Medicare reimbursement rates ▪ Oxygen delivery has high fixed and variable costs
Maximizes mobility	✗	✓	▪ Ambulatory O_2 → 2x survival; 60% fewer hospital days[1] ▪ 1 day hospital visit > 1 year O_2 therapy cost[1]

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Note 1: Retrospective Review of the 1980 Nocturnal Oxygen Therapy Trial Group led by Dr. Tom Petty published in 2000

Large, growing addressable oxygen therapy market

Attractive global market opportunity

- COPD is the 3rd leading cause of death in the U.S. behind heart disease and cancer [3]
- Within 15 years COPD is expected to be the leading cause of death globally [x]
- COPD affects an estimated 210 million individuals worldwide [x]
- COPD remains largely undiagnosed in emerging markets (China, India, and Brazil) [x]
- Estimated 100 million Chinese adults suffer from COPD [y]

~30 million Americans are living with COPD[1]

~15 million Americans currently diagnosed with COPD[1]

~3 million Americans on LTOT in 2017[2]

Note 1: CDC.gov, 2018
Note 2: CMS, Kaiser Family Foundation (2016), and internal reports
Definitions: COPD – Chronic Obstructive Pulmonary Disease
LTOT – Long Term Oxygen Therapy

Note 3: American Lung Association, 2018
Note X: World Health Organization, 2017
Note Y: Tulane University. "Almost 100 million adults have COPD in China: The largest study of COPD across age groups in China finds that most don't know they have the chronic lung disease." ScienceDaily.

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U.S. macro trends provide tailwind for growth Senior population + ‘smoking bubble’ provide tailwind to growth The 65 years + group is expected to increase 3% annually through 20251 The 65 years + group is expected to account for 19% of the total population by 2025, up from 15% in 20151 The leading cause of COPD is smoking ³ People entering the 65+ age group are from a generation when smoking was more prevalent than in 2016 at 15.5% ͯ Average age of current Inogen patients on service is 74 Note 1: U.S Census Bureau, 2017 Note 2: Gallup, 2012 Note 3: www.nhlbi.nih.gov/health-topics/copd Note X: CDC.gov “Current Cigarette Smoking Among Adults in the United States,” 2018

U.S. beneficiaries shifting to Medicare Advantage Enrollment in Medicare Advantage outpacing Medicare Medicare Advantage patients are not included in CMS data People can enroll in Medicare Advantage by either enrolling when they first become Medicare-eligible or by switching from traditional Medicare during an annual enrollment period From 2010 to 2017, Medicare Advantage enrollment has increased 8% annually1 Medicare Advantage beneficiaries as a percent of total Medicare eligible beneficiaries has increased from 13% in 2005 to 33% in 20171 Note 1: Kaiser Family Foundation, “Medicare Advantage 2017 Spotlight: Enrollment Market Update,” 2017

U.S. long-term oxygen therapy market, 2017 Billable vs. Capped Patient Population Based on CMS’s review of Medicare claims, ~25% of beneficiaries reach the 36th month of oxygen services and enter the capped period¹ The number of Inogen patients in the cap represent ~18%3 Once a patient enters the capped period, monthly claims for oxygen equipment are not paid or processed by Medicare until the patient is reset at 60 months Patients experience difficulty obtaining a POC once they have entered the capped period through traditional insurance Note 1: Department of HHS, Federal Register, 2014 Note 2: CMS, Kaiser Family Foundation, internal reports, and company estimates Note 3: Inogen capped patients in 3Q18 were 18% of total

U.S. penetration of portable oxygen concentrators POCs remain under penetrated Based on 2017 U.S. Medicare claims data, ambulatory patients account for 73% of total LTOT patients. Inogen estimates a full POC penetration rate to be 90% of the existing ambulatory patient population, or 65% of the total Based on 2017 U.S. Medicare claims data, the penetration rate for POCs was ~11%² Inogen expects the U.S. oxygen therapy market to reach full POC penetration in 7 to 10 years Inogen’s POC useful life is 5 years Note 1: Based on 2017 U.S. Medicare claims data, ambulatory patients account for 73% of total patients. Inogen estimates a full POC penetration rate to be 90% of the existing ambulatory patient population. Note 2: 2017 US Medicare claims data does not include cash sales, private insurance or Medicare Advantage patients

Product performance drives leadership position

		Light weight POC	Ultra Light weight POC	Light weight POC
		Inogen One G5®	**Inogen One G4®**	**Inogen One G3®**
	Launch Date	Expected First Half 2019	May 2016	September 2012
	Minimum Advertised Retail Price	TBD	$2,295	$2,295
Effectiveness	O_2 capacity	1,260 ml/min	630 ml/min	1,050 ml/min
Effectiveness	Overnight	✓	✓	✓
Design	Single Solution	✓	✓	✓
Design	User Replaceable Batteries	✓	✓	✓
Design	Sieve Life Extending Technology	✓	✓	✓
Convenience	Weight (lbs)	TBD	2.8 (single battery) 3.3 (double battery)	4.8 (single battery) 5.8 (double battery)
Convenience	Battery duration	> Inogen One G3	Up to 5 hours on a double battery	Up to 10 hours on a double battery
Convenience	Sound level (on flow setting 2)	TBD	40 dBA	39 dBA

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Building the Inogen brand Targeted advertising Consumer preference Domestic direct-to-consumer sales ($M) Domestic business-to-business sales ($M) +69.5% POP +40.9% YOY +48.2% POP +47.3% YOY ($M) Founded in patient preference

Patient preference and reimbursement driving conversion to POCs Penetration of POCs (based on Medicare)1 Domestic business-to-business sales ($M) Average total monthly reimbursement Note 1: Based on 2017 U.S. Medicare claims data and our estimates of the ratio of the Medicare market to the total market. Value excludes cash pay and private insurance Note 2: Based on 2017 U.S. Medicare claims data, ambulatory patients account for 73% of total patients. Inogen estimates a full POC penetration rate to be 90% of the existing ambulatory patient population. CAGR: 66.1% CAGR: ~19% 1 2

Globally diversified revenue Sales in 47 countries Growing worldwide demand 2017 Revenue: $249.4M 1Q-3Q 2018 Revenue: $271.6M

Track record of growth Revenue ($M) CAGR: 44.8% ¹2018 estimated revenue of $350M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $345M - $355M. This outlook represents the Company’s guidance only as of that date. ²2019 estimated revenue of $435M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $430M - $440M. This outlook represents the Company’s guidance only as of that date. 1 2

Growth in strong operating profits % Operating Margin 2015 2016 2017 2018E¹ 2019E² 9.5% 11.3% 11.1% 10.3% 11.0% +20.7% YOY +33.3% YOY +51.9% YOY ¹2018 operating income of $36M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $35M - $37M. This outlook represents the Company’s guidance only as of that date. ²2019 operating income of $48M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $46M - $50M. This outlook represents the Company’s guidance only as of that date. Operating income ($M)

Balance sheet overview [Insert object title] Summary as of September 30, 2018 Cash, cash equivalents & marketable securities on hand $223.9M Debt $0.0M No additional capital requirements to meet plan* Positive Cash flow* Maximizes flexibility* 2018 & 2019 Expectations *2018 and 2019 expectations are based on guidance provided in the Company’s press release dated November 6, 2018. This outlook represents the Company’s guidance only as of that date.

Multiple avenues to drive future growth

Expansion of direct-to-consumer network

- 446 inside sales reps*
- 20 outside physician sales & support team members*
- 333 Cleveland-based employees. Expect to have 500 by year-end 2019 (>2/3rds sales reps)*

Increase domestic B2B adoption

- 9 B2B sales & support team*
- Inogen Capital, an HME financing platform
- Strong private label partnership

Increase international B2B adoption

- Distribution in 46 international countries
- Established Inogen Europe BV in the Netherlands
- 7 B2B sales & support team members*
- Foxconn manufacturing for European Inogen One G3 volumes
- Developing regulatory & sales pathways to capture opportunities in emerging markets

New products

- Inogen One G5 expected launch 1H'19
- Inogen Connect launched in G4 in Q4'18 DTC, expected Q1'19 B2B
- Focused on disruptive products and evaluating potential acquisition targets that offer unique solutions

*Headcount provided as of December 31, 2018

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Company highlights Market leader in large, growing, underpenetrated market DTC model enables innovation and customer access Differentiated product portfolio with commitment to R&D Seasoned management team with proven track record Attractive financial profile

Proprietary and Confidential

Supplemental Information January 2019

Design expertise & intellectual property 33 patents issued System design and assembly Control systems Advanced compressor technologies Sieve bed designs and life prediction 8 pending patent applications POC design improvements Improved user replaceable sieve bed designs Trade secrets & know-how Automation Connectivity Compressor design & air separation Embedded software Product differentiation Long-term protection of existing portfolio Design features for patient preference Reduce service costs Increase functionality Improve design Ease-of-use Reduce production costs Patents and pending patents as of September 30, 2018

Average non-delivery ambulatory monthly rates 233 136 134 We believe lower reimbursement rates will drive conversion to non-delivery solutions POCs still 20% premium monthly reimbursement compared to tanks in 36 month rental period New Competitive Bidding rule to set reimbursement based on maximum winning bid for lead items, compared to median rate of a composite. Next round of Competitive Bidding will go live 1/1/21 Competitive Bidding contracts expired at the end of 2018. Beginning 1/1/19, beneficiaries may receive DME equipment from any Medicare enrolled supplier until new contracts go into effect 1/1/21 158 115 114 113 109

Inogen At Home Continuous innovation to stay at the forefront of customer preference Oct-04 Release Inogen One Inogen One G2 Inogen One G3 Sep-12 Release 32% lighter than G2 Nov-13 Update Oct-14 Release Dec-15 Update Pipeline Inogen One G5 Customer Preference Low Service Cost Low Cost to Own Jun-06 Update Apr-09 Update Mar-10 Release Sep-13 Update Inogen One G4 May-16 Release 40% lighter than G3 2018 2004 2006 2008 2010 2012 2014 2016 Dec-18 Inogen Connect

510(k) clearance by the FDA FDA registered manufacturing facilities Conforms to all applicable FAA requirements for use on commercial aircraft Quality Management System certified to comply with ISO 13485 for the design, development, manufacture, distribution and service of oxygen concentrators and accessories Licensed to sell directly to patients & bill Medicare in 50 states & District of Columbia State by state licensure requirements Advanced Beneficiary Notices (ABNs) are not required when selling directly to patients for cash as oxygen purchases are statutorily non-covered items Accredited Home Medical Equipment Provider by the Accreditation Commission for Health Care (ACHC) High standards of compliance and regulations Accredited home care provider Billing / DTC Key regulatory approvals

A proven team built for success Ali Bauerlein Chief Financial Officer, Executive Vice President, Finance, Corporate Secretary & Corporate Treasurer Scott Wilkinson President, Chief Executive Officer, BOD Member Co-founder of Inogen with over 15 years experience in treasury, finance, accounting, risk management as well as strategic and tactical cost analysis and forecasting. 30 years of leadership with Johnson & Johnson, Kimberly-Clark, Invacare in operations, R&D, product management, sales & marketing Bart Sanford Executive Vice President, Operations 30 years of manufacturing and operations leadership experience, with 18 years in Danaher Corporation (Cepheid, Molecular Devices, Fluke Corporation) Brenton Taylor Executive Vice President, Engineering Co-founder of Inogen with over 15 years of experience in medical device product development and manufacturing Successfully obtained 26 issued U.S. patents for POC development Byron Myers Executive Vice President, Sales & Marketing Co-founder of Inogen with over 15 years experience with direct responsibility for sales, marketing and product management operations MBA, UCSD Rady School of Management

2018 guidance ¹2018 estimated revenue of $350M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $345M - $355M. ²2018 estimated GAAP net income of $47M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $46M - $48M. ³2018 operating income of $36M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $35M - $37M 42018 estimated Adjusted EBITDA of $61M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $60M - $62M. 52018 estimated non-GAAP net income of $47M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $46M - $48M. Nov. 2018 Low % Growth High Revenue ¹ $345M 40.3% $355M GAAP Net Income ² $46M 123.8% $48M Operating Income ³ $35M 30.5% $37M Adjusted EBITDA 4 $60M 20.0% $62M Non-GAAP Net Income 5 $46M 64.5%6 $48M 62018 non-GAAP net income growth based on the midpoint of guidance compared to 2017 non-GAAP net income of $28.6M. 2017 non-GAAP net income excludes the $7.6M non-cash deferred tax asset revaluation expense recorded in fourth quarter of 2017. Note: This outlook represents the Company’s guidance only as of November 6, 2018.

2019 guidance ¹2019 estimated revenue of $435M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $430M - $440M. ²2019 estimated GAAP net income of $50M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $48M - $52M. ³2019 estimated operating income of $48M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $46M - $50M. 42019 estimated Adjusted EBITDA of $69M based on the midpoint of guidance provided in the Company’s press release dated November 6, 2018 of $67M - $71M. Note: This outlook represents the Company’s guidance only as of November 6, 2018. Nov. 2018 Low % Growth High Revenue¹ $430M 24.3% $440M GAAP Net Income² $48M 6.4% $52M Operating Income³ $46M 33.3% $50M Adjusted EBITDA4 $67M 13.1% $71M